Exhibit 99.01

Shutterfly Announces Second Quarter 2009 Financial Results

●	Net revenues increase 10% year-over-year to $38.9 million
●	34th consecutive quarter of year-over year net revenue growth
●	Adjusted EBITDA1 of $0.2 million
●	GAAP net loss of ($0.22) per diluted share

 REDWOOD CITY, July 29, 2009 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading Internet-based social expression and personal publishing service, today announced financial results for the three-months ended June 30, 2009.

“Shutterfly delivered solid second quarter results with better than expected growth in transacting customers despite the weakened economic environment” said President and CEO Jeffrey Housenbold.  “Our disciplined financial management and strong execution allowed us to continue to deliver innovative products and services that support our strategic imperatives in the photo book, stationery, and memory sharing markets.”

Second Quarter 2009 Financial Highlights

●	Net revenues totaled $38.9 million, a 10% year-over-year increase.
●	Q2 2009 represents the 34th consecutive quarter of year-over-year net revenue growth.
●	Personalized Products & Services2 net revenues totaled $23.6 million, a 20% year-over-year increase.
●	Personalized Products & Services net revenues represented 61% of total net revenues.
●	Net revenues from Prints declined 7% year-over-year, to $14.6 million.
●	Commercial print net revenues totaled $680 thousand.
●	Existing customers generated 77% of total net revenues.
●	Gross profit margin was 48% of net revenues, compared to 51% in the second quarter of 2008.
●	Operating expenses, excluding $2.8 million of stock-based compensation, totaled $25.4 million.
●	GAAP net loss was ($5.7) million, compared to a net loss of ($4.0) million in the second quarter of 2008.
●	GAAP net loss per diluted share was ($0.22), compared to ($0.16) in the second quarter of 2008.
●	Adjusted EBITDA was $0.2 million, compared to $0.4 million in the second quarter of 2008.
●	At June 30, 2009, the Company had $115.8 million of cash, cash equivalents and long-term investments.

Second Quarter 2009 Operating Metrics

●	Transacting customers totaled 946,000, a 13% increase over the second quarter of 2008.
●	Orders totaled 1.7 million, a 6% increase over the second quarter of 2008.
●	Average order value3 was $23.09, a 2% increase over the second quarter of 2008.

Recent Operating Highlights

●	Introduced Shutterfly Video for Share sites.
●	Enhanced stationery offering to include baby & bridal shower invitations, wedding save the dates, notepads & calling cards.
●	Named Neil Day Senior Vice President and Chief Technology Officer.
●	Launched new 7x9 and 5x7 sizes for photo books to accommodate every budget.
●	Redesigned our store to optimize and improve user experience and conversion.
●	Announced partnership with premier Hollywood baby boutique, Petit Trésor.
●	Ranked 69 on Internet Retailer Top 500, up from 76 in 2008.

Business Outlook

The Company's current financial expectations for the third quarter and the full year 2009 are as follows:

Third Quarter 2009:

●	Net revenues to range from $34 million to $36 million, a year-over-year change of (5%) to 0%.
●	GAAP gross profit margins to range from 45% to 47% of net revenues.
●	Non-GAAP gross profit margins to range from 47% to 49% of net revenues.
●	GAAP operating loss to range from ($14) million to ($12) million.
●	Non-GAAP operating loss to range from ($10) million to ($8) million.
●	GAAP effective tax rate to range from 25% to 45%.
●	Non-GAAP effective tax rate to range from 20% to 35%.
●	GAAP diluted net loss per share to range from ($0.29) to ($0.35).
●	Non-GAAP diluted net loss per share to range from ($0.20) to ($0.30).
●	Weighted average diluted shares of approximately 25.4 million.
●	Adjusted EBITDA2 to range from ($2.0) million to ($3.5) million.

Full Year 2009:

●	Net revenues to range from $205 million to $220 million, a year-over-year change of (4%) to 3%.
●	GAAP gross profit margins to range from 51% to 53% of net revenues.
●	Non-GAAP gross profit margins to range from 52% to 54% of net revenues.
●	GAAP operating loss to range from ($11) million to break even.
●	Non-GAAP operating income to range from $4 million to $15 million.
●	GAAP effective tax rate to range from 25% to 45%.
●	Non-GAAP effective tax rate to range from 20% to 35%.
●	GAAP diluted net income (loss) per share to range from a net loss of ($0.21) to net income of $0.03.
●	Non-GAAP diluted net income per share to range from $0.14 to $0.38.
●	Weighted average diluted shares of 25.4 million in net loss scenario to 26.7 million in net income scenario.
●	Adjusted EBITDA to range from 14% to 18% of net revenues.
●	Capital expenditures to range from $20 million to $22 million.

The foregoing financial guidance replaces any of the Company’s previously issued guidance and all such previous guidance should no longer be relied upon.

Second Quarter 2009 Conference Call

Management will review the second quarter 2009 financial results and its expectations for the third quarter and full year 2009 at a conference call on Wednesday, July 29, 2009 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 913-312-0641.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Wednesday, August 12, 2009. To hear the replay, please dial 719-457-0820, replay passcode 8084606.

About Non-GAAP Financial Information

The accompanying press release dated July 29, 2009, contains certain non-GAAP financial measures.  Tables are provided in the press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, non-GAAP income (loss) per share, adjusted EBITDA and free cash flow.   When used in connection with historical results and forward-looking guidance, the non-GAAP financial measure Adjusted EBITDA is defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation while free cash flow is defined as Adjusted EBITDA less purchases of property and equipment and capitalization of software and website development costs. For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the third quarter and full year 2009 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base; our ability to retain and hire necessary employees, including seasonal personnel, and appropriately staff our operations; the impact of seasonality on our business; our ability to develop on a timely basis, as well as consumer acceptance of, new products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-K for the year ended December 31, 2008, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly
Founded in 1999, Shutterfly, Inc. is an Internet-based social expression and personal publishing service.  Shutterfly provides high quality products and world class services that make it easy, convenient and fun for consumers to preserve their digital photos in a creative and thoughtful manner.  Shutterfly's flagship product is its award-winning Photo Book line, which helps consumers celebrate memories and tell their stories in professionally bound coffee table books.  More information about Shutterfly (NASDAQ:SFLY) is available at www.shutterfly.com.  Shutterfly and Shutterfly.com are trademarks of Shutterfly, Inc.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: John Kaelle, 650-610-3541 jkaelle@shutterfly.com

1 Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

2 Personalized Products and Services revenues primarily include photo books, stationery and folded greeting cards, calendars, photo-based merchandise.  Commercial printing revenues are excluded from personalized products and services revenues.

3Average order value excludes commercial printing revenue.

Shutterfly, Inc
Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008

Net revenues	$38,858	$35,447	$74,870	$69,785
Cost of net revenues (1)	20,069	17,380	39,741	35,309
Gross profit	18,789	18,067	35,129	34,476
Operating expenses (1):
Technology and development	10,963	9,833	21,957	18,997
Sales and marketing	8,901	8,619	16,698	16,675
General and administrative	8,333	7,554	15,279	15,174
Total operating expenses	28,197	26,006	53,934	50,846
Loss from operations	(9,408)	(7,939)	(18,805)	(16,370)
Interest expense	(27)	(57)	(114)	(85)
Interest and other income, net	283	712	607	2,059
Loss before income taxes	(9,152)	(7,284)	(18,312)	(14,396)
Benefit from income taxes	3,497	3,267	6,426	6,740
Net loss	$(5,655)	$(4,017)	$(11,886)	$(7,656)

Net loss per share - basic and diluted	$(0.22)	$(0.16)	$(0.47)	$(0.31)

Weighted-average shares outstanding - basic and diluted	25,246	25,045	25,197	24,995

(1) Stock-based compensation is allocated as follows:

Cost of net revenues	$82	$92	$178	$175
Technology and development	582	538	1,214	929
Sales and marketing	757	504	1,473	915
General and administrative	1,413	954	2,773	1,887
	$2,834	$2,088	$5,638	$3,906

Shutterfly, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except par value amounts)
(Unaudited)

	June 30,	December 31,
	2009	2008

ASSETS
Current assets:
Cash and cash equivalents	$63,579	$88,164
Accounts receivable, net	3,203	5,992
Inventories	2,737	3,610
Deferred tax asset, current portion	1,303	1,194
Prepaid expenses and other current assets	10,734	4,749
Total current assets	81,556	103,709
Long-term investments	52,200	52,250
Property and equipment, net	44,066	48,006
Goodwill and intangible assets, net	13,634	14,547
Deferred tax asset, net of current portion	12,038	11,877
Other assets	5,398	2,417
Total assets	$208,892	$232,806

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$4,340	$11,214
Accrued liabilities	13,472	24,712
Deferred revenue	8,967	9,461
Current portion of capital lease obligations	35	90
Total current liabilities	26,814	45,477
Other liabilities	1,479	1,001
Capital lease obligations, less current portion	10	17
Total liabilities	28,303	46,495

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 25,415 and
25,138 shares issued and outstanding on June 30, 2009 and
December 31, 2008, respectively	3	2
Additional paid-in-capital	208,157	201,993
Accumulated deficit	(27,571)	(15,684)
Total stockholders' equity	180,589	186,311
Total liabilities and stockholders' equity	$208,892	$232,806

Shutterfly, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Six Months Ended
	June 30,
	2009	2008

Cash flows from operating activities:
Net loss	$(11,886)	$(7,656)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	12,544	11,237
Amortization of intangible assets	941	914
Stock-based compensation	5,638	3,906
Loss on disposal of property and equipment	79	291
Deferred income taxes	(452)	(5,813)
Changes in operating assets and liabilities:
Accounts receivable, net	2,789	1,374
Inventories	873	1,255
Prepaid expenses and other current assets	(5,759)	(853)
Other assets	(3,009)	88
Accounts payable	(6,895)	(5,589)
Accrued and other liabilities	(10,780)	(8,828)
Deferred revenue	(494)	324
Net cash used in operating activities	(16,411)	(9,350)

Cash flows from investing activities:
Acquisition of business and intangibles, net of cash acquired	-	(10,098)
Purchases of property and equipment	(6,102)	(11,770)
Capitalization of software and website development costs	(1,938)	(2,258)
Proceeds from sale of short term investments	-	3,002
Proceeds from sale of equipment	-	6
Purchase of auction rate securities	-	(52,250)
Proceeds from the sale of auction rate securities	50	-
Net cash used in investing activities	(7,990)	(73,368)

Cash flows from financing activities:
Principal payments of capital lease obligations	(62)	(323)
Proceeds from issuance of common stock upon exercise of stock options	869	1,094
Shares withheld for payment of employee's withholding tax liability	(991)	-
Net cash provided by (used in) financing activities	(184)	771

Net increase in cash and cash equivalents	(24,585)	(81,947)
Cash and cash equivalents, beginning of period	88,164	122,582
Cash and cash equivalents, end of period	$63,579	$40,635

Supplemental schedule of non-cash investing activities
Net change in accrued purchases of property and equipment	(118)	-

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended
	June 30,
	2009		2008

User Metrics

Customers	946,213		833,786
year-over-year growth	13%		14%

Orders	1,653,447		1,561,877
year-over-year growth	6%		7%

Average order value	$23.09		$22.70
year-over-year growth	2%		11%

Average orders per customer	1.7	x	1.9	x

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)
		Forward-Looking Guidance
		GAAP					Non-GAAP
		Range of Estimate		Adjustments			Range of Estimate
		From	To	From	To		From	To

	Three Months Ending September 30, 2009

	Net revenues	$34.0	$36.0	-	-		$34.0	$36.0
	Gross profit margin	45%	47%	2%		[a]	47%	49%
	Operating loss	($14)	($12)	$4		[b]	($10)	($8)
	Operating margin	(41%)	(33%)	12%	11%	[b]	(29%)	(22%)

	Stock-based compensation	$3.4	$3.4	$3.4	$3.4		-	-
	Amortization of intangible assets	$0.6	$0.6	$0.6	$0.6		-	-

	Adjusted EBITDA*						($3.5)	($2.0)

	Diluted loss per share	($0.29)	($0.35)	($0.01)	$0.15	[c]	($0.30)	($0.20)
	Diluted shares	25.4	25.4	-	-		25.4	25.4
	Effective tax rate	45%	25%	(25%)	10%	[d]	20%	35%

	Twelve Months Ending December 31, 2009

	Net revenues	$205.0	$220.0	-	-		$205.0	$220.0
	Gross profit margin	51%	53%	1%		[e]	52%	54%
	Operating income (loss)	($11)	$0	$15		[f]	$4	$15
	Operating margin	(5%)	0%	7%	7%	[f]	2%	7%

	Stock-based compensation	$12.7	$12.7	$12.7	$12.7		-	-
	Amortization of intangible assets	$2.1	$2.1	$2.1	$2.1		-	-

	Adjusted EBITDA*						$29	$40
	Adjusted EBITDA* margin						14%	18%

	Diluted earnings (loss) per share	($0.21)	$0.03	$0.35	$0.35	[g]	$0.14	$0.38
	Diluted shares	25.4	26.7	1.3	-		26.7	26.7
	Effective tax rate	45%	25%	(25%)	10%	[h]	20%	35%

	Capital expenditures	$20.0	$22.0				$20.0	$22.0

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $100k and amortization of purchased intangible assets of approximately $600k.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $3.4 million and amortization of purchased intangible assets of approximately $600k.
[c]	Reflects the estimated adjustments in item [b] and the income tax impact related to these adjustments.
[d]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [b].
[e]	Reflects estimated adjustments for stock-based compensation expense of approximately $400k and amortization of purchased intangible assets of approximately $2.1 million.
[f]	Reflects estimated adjustments for stock-based compensation expense of approximately $12.7 million and amortization of purchased intangible assets of approximately $2.1 million.
[g]	Reflects the estimated adjustments in item [f] and the income tax impact related to these adjustments.
[h]	Reflects the estimated adjustments to the effective tax rate based on the adjustments in item [f].

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)

	Three months ended,						Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2008	2008	2008	2008	2009	2009	2008

GAAP gross profit	$16,409	$18,067	$17,523	$65,322	$16,340	$18,789	$117,321
Stock-based compensation expense within cost of net revenues	84	92	88	53	95	82	317
Amortization of intangible assets within cost of net revenues	367	367	367	368	367	394	1,469

Non-GAAP gross profit	$16,860	$18,526	$17,978	$65,743	$16,802	$19,265	$119,107

Non-GAAP gross profit margin	49%	52%	50%	61%	47%	50%	56%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)	Three months ended,						Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2008	2008	2008	2008	2009	2009	2008

GAAP operating income (loss)	$(8,431)	$(7,939)	$(8,981)	$29,079	$(9,396)	$(9,408)	$3,728
Stock-based compensation expense	1,818	2,088	2,430	2,292	2,803	2,834	8,628
Amortization of intangible assets	457	457	457	456	457	484	1,827

Non-GAAP operating income (loss)	$(6,156)	$(5,394)	$(6,094)	$31,827	$(6,136)	$(6,090)	$14,183

Non-GAAP operating margin	(18%)	(15%)	(17%)	30%	(17%)	(16%)	7%

Shutterfly, Inc.
Reconciliation of GAAP Net Income to Non-GAAP Net Income
(In thousands)
(Unaudited)	Three months ended,						Year Ended,
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2008	2008	2008	2008	2009	2009	2008

GAAP net income (loss)	$(3,639)	$(4,017)	$(2,711)	$14,928	$(6,232)	$(5,655)	$4,561
Stock-based compensation expense	1,818	2,088	2,430	2,292	2,803	2,834	8,628
Amortization of intangible assets	457	457	457	456	457	484	1,827
Income taxes associated with certain non-GAAP entries	(1,587)	(1,419)	(3,045)	2,912	(1,168)	(1,190)	(3,139)

Non-GAAP net income (loss)	$(2,951)	$(2,891)	$(2,869)	$20,588	$(4,140)	$(3,527)	$11,877

Diluted net income per share:
GAAP	$(0.15)	$(0.16)	$(0.11)	$0.59	$(0.25)	$(0.22)	$0.18
Non-GAAP	$(0.12)	$(0.12)	$(0.11)	$0.81	$(0.16)	$(0.14)	$0.46

Shares used in GAAP and non-GAAP diluted net income per-share calculation	24,949	25,045	25,067	25,455	25,148	25,246	25,787

Shutterfly, Inc.
Reconciliation of GAAP to Non-GAAP Effective Tax Rate
(In thousands)
(Unaudited)	Three months ended,						Year Ended
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2008	2008	2008	2008	2009	2009	2008

GAAP benefit (provision) for income taxes	$3,473	$3,267	$5,915	$(14,447)	$2,928	$3,497	$(1,792)
Income taxes associated with certain non-GAAP entries	(1,587)	(1,419)	(3,045)	2,912	(1,168)	(1,190)	(3,139)

Non-GAAP provision for income taxes	$1,886	$1,848	$2,870	$(11,535)	$1,760	$2,307	$(4,931)

GAAP income (loss) before income taxes	$(7,112)	$(7,284)	$(8,626)	$29,375	$(9,160)	$(9,152)	$6,353
Stock-based compensation expense	1,818	2,088	2,430	2,292	2,803	2,834	8,628
Amortization of intangible assets	457	457	457	456	457	484	1,827

Non-GAAP income (loss) before income taxes	$(4,837)	$(4,739)	$(5,739)	$32,123	$(5,900)	$(5,834)	$16,808

GAAP Effective tax rate	49%	45%	69%	49%	32%	38%	28%

Non-GAAP effective tax rate	39%	39%	50%	36%	30%	40%	29%

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)
	Three months ended,						Year Ended
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2008	2008	2008	2008	2009	2009	2008

Income (loss) from Operations	$(8,431)	$(7,939)	$(8,981)	$29,079	$(9,396)	$(9,408)	$3,728
Add back:
Depreciation and amortization	5,885	6,266	6,682	7,205	6,706	6,779	26,038
Stock-based compensation expense	1,818	2,088	2,430	2,292	2,803	2,834	8,628

Non-GAAP Adjusted EBITDA	$(728)	$415	$131	$38,576	$113	$205	$38,394

Shutterfly, Inc.
Reconciliation of Non-GAAP Adjusted EBITDA to Free Cash Flows
(In thousands)
(Unaudited)	Three months ended,						Year Ended
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Dec. 31,
	2008	2008	2008	2008	2009	2009	2008

Non-GAAP Adjusted EBITDA	$(728)	$415	$131	$38,576	$113	$205	$38,394
Less: Purchases of property and equipment	(7,930)	(3,840)	(4,990)	(1,460)	(4,158)	(1,826)	(18,220)
Less: Capitalized technology & development costs	(848)	(1,410)	(981)	(1,288)	(824)	(1,114)	(4,527)

Free cash flows	$(9,506)	$(4,835)	$(5,840)	$35,828	$(4,869)	$(2,735)	$15,647